UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 26, 2026

HEALTHEQUITY, INC.

Delaware	001-36568	52-2383166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive
Suite 100
Draper, Utah 84020
(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(b)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 26, 2026, the Board of Directors (the “Board”) of HealthEquity, Inc. (the “Company”) announced the appointment of William Gassen as a member of the Board, effective immediately. In connection with Mr. Gassen’s appointment to the Board, the Board expanded the size of the Board to ten members from its current nine members. Mr. Gassen will serve on the Audit and Risk Committee and Talent, Compensation and Culture Committee (the “TCCC”) of the Board.
There is no arrangement or understanding between Mr. Gassen or any other person and the Company or any of its subsidiaries pursuant to which he was appointed as a member of the Board. Mr. Gassen is the Chief Executive Officer of Sanford Health. During the fiscal year ended January 31, 2026, the Company received revenues of $123,923 from Sanford Health for providing consumer-directed benefits to its employees and expects to receive revenue from Sanford Health in the fiscal year ending January 31, 2027, in an amount that exceeds $120,000.
Mr. Gassen will receive the standard director compensation that the Company provides to its non-employee directors pursuant to the Company’s Non-Employee Director Compensation Policy (the “Policy”). Mr. Gassen will receive retainer fees and additional annual equity awards in accordance with the terms and conditions of the Policy, the form of which has been previously filed with the Securities and Exchange Commission (the “SEC”). Mr. Gassen will also enter into the Company’s standard form of indemnification agreement, the form of which has been previously filed with the SEC. The Policy and such form of indemnification agreement are incorporated by reference herein.
Item 7.01    Regulation FD Disclosure
A copy of the Company’s press release announcing the appointment of Mr. Gassen to the Board is attached hereto as Exhibit 99.1. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description	Form	Exhibit No.	Exhibit Filing Date
10.1	Form of Indemnification Agreement	S-1/A	10.1	July 16, 2014
10.2	Non-Employee Director Compensation Policy	10-K	10.28	March 17, 2026
99.1+	Press release issued by HealthEquity, Inc. on March 30, 2026
104	Cover Page Interactive Data File (formatted in Inline XBRL)

+ Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.
Date: March 30, 2026	By:	/s/ James Lucania
	Name:	James Lucania
	Title:	Executive Vice President and Chief Financial Officer